UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2011

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-29092	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 Jones Branch Drive, Suite 900

McLean, VA 22102

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (703) 902-2800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Provision for Arbinet’s Sale of Patents pursuant to Merger Agreement

As previously disclosed by Primus Telecommunications Group, Incorporated, a Delaware corporation, or Primus, in Current Reports on Form 8-K filed on November 12, 2010 and December 15, 2010, Primus has entered into a definitive merger agreement with Arbinet Corporation, a Delaware corporation, or Arbinet, pursuant to which Primus is to acquire Arbinet in a stock transaction. The Agreement and Plan of Merger, dated November 10, 2010, as amended by Amendment No. 1 dated December 14, 2010, by and among Primus, PTG Investments, Inc., a Delaware corporation and a wholly owned subsidiary of Primus, or Merger Sub, and Arbinet contemplates a merger whereby Merger Sub will be merged with and into Arbinet, with Arbinet surviving the merger as a wholly owned subsidiary of Primus. The Agreement and Plan of Merger, as so amended, is referred to in this Current Report on Form 8-K as the Merger Agreement, a copy of which is included as Annex A to the joint proxy statement/prospectus dated and filed on January 19, 2011 and circulated to the stockholders of record of both Primus and Arbinet, or the Joint Proxy Statement/Prospectus, as well as in the registration statement on Form S-4, as amended, filed on January 14, 2011 (File No. 333-171293), or the Registration Statement.

Pursuant to Section 5.1 of the Merger Agreement, Arbinet could elect, at its sole option, to spin-off to its stockholders or to sell to a third party for cash certain identified patents and rights arising from such patents, subject to certain limitations, including that all transaction costs, fees and expenses and gross tax liabilities attributable to any such spin-off or sale would not exceed $350,000 in the aggregate and that Arbinet would first grant Primus a royalty-free, worldwide, assignable and perpetual license and right to use any and all such patents and rights. Furthermore, upon the sale of Arbinet’s patents and rights arising from such patents, Arbinet could elect, in its sole discretion, either to distribute the proceeds from the sale, after deducting all related transaction costs, fees and expenses and gross tax liabilities attributable to the sale, to its stockholders prior to the closing of the merger or to add such net proceeds, dollar for dollar, to the aggregate base merger consideration of $28,000,000.

As described in the Joint Proxy Statement/Prospectus and the Registration Statement, the stockholder meetings for both Arbinet and Primus have been set for February 25, 2011. Assuming all conditions precedent have been satisfied, the merger is expected to close on February 28, 2011.

Arbinet’s Sale of Patents and Election to Increase Aggregate Base Merger Consideration by Net Proceeds of Sale

On February 11, 2011, Arbinet entered into a definitive asset purchase agreement with AIP Acquisition LLC, a Delaware limited liability company, or Buyer, pursuant to which Buyer agreed to acquire from Arbinet and certain of its wholly owned subsidiaries, a portfolio of patents and patent applications and the rights arising from such patents and patent applications for a purchase price of $4,000,000. The closing of such sale occurred on February 16, 2011. In connection with such sale, the Buyer and Arbinet entered into a license agreement, which, among other things, grants to Arbinet and its affiliates a royalty-free, worldwide, assignable and perpetual right and license to the patents, patent applications and associated rights sold, all on the terms set forth in such license agreement. Upon consummation of the merger, Primus and each of its affiliates will automatically be entitled to the same rights and benefits as Arbinet under the license agreement without any further action by Buyer, Arbinet or Primus or any of their respective affiliates.

The Singer Children’s Management Trust, or the Trust, is the sole member of Buyer. As of January 7, 2011, the Trust owned approximately 23.1% of Arbinet’s outstanding common stock and approximately 9.5% of Primus’s outstanding common stock. In connection with the Merger Agreement, the Trust entered into support and voting agreements with each of Arbinet and Primus, under which the Trust agreed to vote its shares of Primus and Arbinet, respectively, in favor of the transactions contemplated by the Merger Agreement during each company’s special stockholders’ meeting.

Pursuant to the foregoing description of Section 5.1 of the Merger Agreement, on February 11, 2011, Arbinet notified Primus of Arbinet’s election to add the net proceeds from the sale of its portfolio of patents and patent applications, dollar for dollar, to the aggregate base merger consideration, which in turn will increase the exchange ratio in the merger.

Recalculated Exchange Ratio and Merger Consideration

As set forth in the Joint Proxy Statement/Prospectus and the Registration Statement, if the merger is completed, each share of Arbinet common stock (other than shares subject to perfected appraisal rights) will be converted into the right to receive the number of shares of Primus common stock equal to an exchange ratio, which will be calculated as follows: (i) the aggregate base merger consideration, which will include the net proceeds of the sale of Arbinet’s patents and associated rights to Buyer, divided by (ii) the number of shares of Arbinet common stock issued and outstanding immediately prior to the consummation of the merger plus shares that may become issuable as Primus common stock at or after the closing of the merger in connection with Primus’s assumption of Arbinet’s outstanding warrants, options, stock appreciation rights and other equity awards (but excluding any issuable shares that are subject to Arbinet’s stock options and stock appreciation rights as of the closing of the merger and for which the exercise price or base price, respectively, is greater than the greater of (x) $6.05 per share of Arbinet common stock and (y) the closing stock price per share of Arbinet common stock on the day prior to the closing of the merger, and, with respect to Arbinet’s stock appreciation rights, including only the net number of shares of Arbinet common stock that will be issuable as calculated using the closing price of Arbinet common stock on the day prior to the closing of the merger), divided by (iii) $9.5464.

As of the date of this Current Report on Form 8-K, the actual transaction costs, fees and expenses and gross tax liabilities attributable to the sale of Arbinet’s patents and the rights arising from such patents have not been calculated, but assuming that the maximum aggregate amount of $350,000 in transactions costs, fees and expenses and gross tax liabilities for such sale are incurred, the net proceeds of the sale would be $3,650,000 (the purchase price of $4,000,000 reduced by the assumed transaction costs, fees and expenses and gross tax liabilities of $350,000). Thus, as a result of Arbinet’s election to add the net proceeds of the sale of its patents and the rights arising from such patents to the aggregate base merger consideration, the aggregate base merger consideration would be $31,650,000 (the sum of $3,650,000 plus $28,000,000, the aggregate base merger consideration set forth in the Joint Proxy Statement/Prospectus and the Registration Statement). The actual exchange ratio in the merger cannot be determined until just before closing of the merger because the calculation of such ratio depends on the number of shares of Arbinet common stock issued and outstanding immediately prior to the consummation of the merger and shares that may become issuable as Primus common stock at or after the closing of the merger in connection with Primus’s assumption of Arbinet’s outstanding warrants, options, stock appreciation rights and other equity awards (subject to the exclusion of certain issuable shares that fail to meet certain criteria set forth in the preceding paragraph). However, relying on the assumptions set forth in each of the Joint Proxy Statement/Prospectus and the Registration Statement other than with respect to the aggregate base merger consideration, which has been assumed to be $31,650,000 (instead of $28,000,000, as set forth in the Joint Proxy Statement/Prospectus and the Registration Statement), the exchange ratio, as of January 7, 2011, would be expected to be 0.5794 (instead of 0.5126, as set forth in the Joint Proxy Statement/Prospectus and the Registration Statement) or approximately one share of Primus common stock for 1.73 shares of Arbinet common stock owned (instead of one share of Primus common stock for 2.02 shares of Arbinet common stock owned, as set forth in the Joint Proxy

Statement/Prospectus and the Registration Statement, and instead of one share of Primus common stock for 1.79 shares of Arbinet common stock owned, as previously reported in the press release issued by Primus on February 14, 2011). The actual exchange ratio may vary significantly from the ratio determined above based on the assumptions in the Joint Proxy Statement/Prospectus and the Registration Statement and with respect to the aggregate base merger consideration amount provided above.

Primus stockholders will continue to own their existing shares of Primus common stock following the merger. It is anticipated that, immediately following completion of the merger, and based on the same assumptions as described in the immediately preceding paragraph, Arbinet stockholders (by virtue of holding Arbinet common stock immediately prior to the effective time of the merger) would own approximately 24.6% of the outstanding shares of Primus common stock (instead of 22% of the outstanding shares of Primus common stock, as set forth in the Joint Proxy Statement/Prospectus and the Registration Statement).

As a result of the increase in aggregate base merger consideration, Primus has included the information contained in Exhibit 99.1 to this Current Report on Form 8-K in order to update certain selected unaudited pro forma condensed combined financial information data of Primus after giving effect to the merger as if the merger had occurred on September 30, 2010 for balance sheet data and on January 1, 2009 for statement of operations data.

Interests of Certain Persons in the Merger

On or about March 17, 2011, contingent upon, among other things, the consummation of the merger, Christie A. Hill, General Counsel, Secretary and Chief Human Resources Officer of Arbinet, is expected to become the General Counsel and Corporate Secretary/Senior Vice President - Compliance Officer of Primus. In such capacities with Primus, Ms. Hill will, among other things, receive a base salary of $300,000 a year and a $75,000 cash signing bonus, be eligible to earn an annual performance bonus with a target cash bonus of 50% of her base salary, and be eligible to receive future short-term and long-term incentive equity grants as determined by the Compensation Committee of the Board of Directors of Primus. In addition, Ms. Hill will be entitled to severance pay under certain conditions equal to the sum of an amount equal to 12 months of her base salary plus a lump sum payment for her prorated target bonus amount for the year plus $25,000.

FCC Approvals

As contemplated by Section 7.1(e) of the Merger Agreement, Primus and Arbinet have obtained the authorization required to be obtained from the United States Federal Communications Commission in connection with the consummation of the acquisition of Arbinet.

Available Documentation

Primus filed a copy of the Agreement and Plan of Merger under a Current Report on Form 8-K on November 12, 2010 and a copy of Amendment No. 1 to the Agreement and Plan of Merger under a Current Report on Form 8-K on December 14, 2010. Arbinet filed a copy of the license agreement with respect to the patents and rights arising from such patents sold to Buyer under a Current Report on Form 8-K on February 17, 2011.

* * *

Important Information and Where to Find It

In connection with the proposed acquisition, Arbinet and Primus filed a joint proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”) on January 19, 2011. Arbinet and Primus also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS, AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THE JOINT PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS CONTAIN IMPORTANT INFORMATION. Copies of the definitive joint proxy statement/prospectus were sent to stockholders of record of both Arbinet and Primus seeking their approval of certain matters incident to the proposed acquisition. Investors and stockholders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by Arbinet and Primus with the SEC, without charge, at the SEC’s web site at www.sec.gov. Copies of the joint proxy statement/prospectus and Primus’s SEC filings that were incorporated by reference in the joint proxy statement/prospectus may also be obtained for free by directing a request to: (i) Primus 703-748-8050, or (ii) Arbinet 703-456-4100.

Participants in the Solicitation

Arbinet, Primus, and their respective directors, executive officers and other members of their management and employees may be deemed to be “participants” in the solicitation of proxies from their respective stockholders in connection with the proposed acquisition. INFORMATION ABOUT THESE PERSONS CAN BE FOUND IN EACH COMPANY’S 2009 ANNUAL REPORT ON FORM 10-K, ANNUAL PROXY STATEMENT AND SUBSEQUENT STATEMENTS OF CHANGES IN BENEFICIAL OWNERSHIP ON FILE WITH THE SEC. THESE DOCUMENTS CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES LISTED ABOVE. ADDITIONAL INFORMATION ABOUT THE INTERESTS OF SUCH PERSONS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE PROPOSED ACQUISITION HAS BEEN INCLUDED IN THE JOINT PROXY STATEMENT/PROSPECTUS FILED WITH THE SEC.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” as defined by the Securities and Exchange Commission. All statements, other than statements of historical fact, included herein that address activities, events or developments that Arbinet or Primus expects, believes or anticipates will or may occur in the future, including anticipated benefits and other aspects of the proposed acquisition, are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of their dates. Except as required by law, neither Arbinet nor Primus intends to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Updated Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

Dated: February 17, 2011	By:	/s/ Thomas D. Hickey
	Name:	Thomas D. Hickey
	Title:	Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Updated Unaudited Pro Forma Financial Information

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